UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 9, 2012

Date of Report (Date of earliest event reported)

Verso Paper Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

Verso Paper Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142283	56-2597634
(State of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400

Memphis, Tennessee 38115-4436

(Address, including zip code, of principal executive offices)

(901) 369-4100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Item 8.01	Other Events

Results of Exchange Offer and Consent Solicitation with respect to 11 3/8% Senior Subordinated Notes due 2016

On May 9, 2012, Verso Paper Corp. (“Verso”) issued a news release announcing that as of 5:00 p.m., New York City time, on May 8, 2012 (the “Early Tender Date”), two of its subsidiaries, Verso Paper Holdings LLC (“Verso Holdings” and, together with Verso, the “Registrants”) and Verso Paper Inc. (together with Verso Holdings, the “Issuers”) had received tenders from the holders of $285,351,000 aggregate principal amount of the Issuers’ 11 3/8% senior subordinated notes due 2016 (the “Old Subordinated Notes”) pursuant to the Issuers’ previously announced exchange offer and consent solicitation (the “Old Subordinated Notes Exchange Offer/Consent Solicitation”). These tenders of the Old Subordinated Notes prior to the Early Tender Date represent approximately 95.12% of the outstanding Old Subordinated Notes, which amount exceeds the tender cap of $157,500,000 aggregate principal amount of Old Subordinated Notes (the “Tender Cap”). The Old Subordinated Notes Exchange Offer/Consent Solicitation will expire at 11:59 p.m., New York City time, on May 22, 2012 (the “Old Subordinated Notes Expiration Date”).

On May 9, 2012, pursuant to the terms of the confidential offering memorandum and consent solicitation statement, dated as of April 25, 2012 (as amended, supplemented or otherwise modified, the “Offering Memorandum”), the Issuers have exercised their right to accept Old Subordinated Notes for early payment and have accepted for exchange $157,500,000 aggregate principal amount of the Old Subordinated Notes, which equals the Tender Cap. All conditions with respect to the Old Subordinated Notes Exchange Offer/Consent Solicitation have been satisfied. Consequently, such Old Subordinated Notes will be accepted on a prorated basis, and the proration factor will be approximately 55.2%. Notwithstanding the Issuers’ exercise of their early acceptance rights, the Old Subordinated Notes Exchange Offer/Consent Solicitation will remain open until the Old Subordinated Notes Expiration Date; however, no additional Old Subordinated Notes will be accepted for exchange. Tendered Old Subordinated Notes may no longer be withdrawn, except to the extent that the Issuers are required by law to provide additional withdrawal rights.

Each holder who tendered its Old Subordinated Notes prior to the Early Tender Date and has its Old Subordinated Notes accepted will receive total consideration of $665 principal amount of a new series of 11.75% secured notes due 2019 (the “New Notes”) and a cash payment of $110 in exchange for each $1,000 principal amount of Old Subordinated Notes that is accepted. Such total consideration includes an early tender payment, in cash, of $50 per $1,000 principal amount of Old Subordinated Notes so tendered and accepted. The Issuers expect to issue, in aggregate, approximately $104,667,000 principal amount of New Notes in exchange for accepted Old Subordinated Notes.

In addition, the Issuers announced that they received the requisite consents for the proposed amendments to the Indenture, dated as of August 1, 2006, by and among the Issuers, the guarantors named therein, and Wilmington Trust Company, as trustee, pursuant to which the Old Subordinated Notes were issued (the “2006 Indenture”), which modify certain restrictive covenants contained therein. The Issuers, the guarantors and the trustee have executed a supplemental indenture, dated as of May 8, 2012, which gives effect to these proposed amendments and will become operative upon early settlement of the Old Subordinated Notes Exchange Offer/Consent Solicitation. As such, consents previously delivered and not withdrawn in connection with the Old Subordinated Notes Exchange Offer/Consent Solicitation may no longer be withdrawn. The complete terms and conditions of the Old Subordinated Notes Exchange Offer/Consent Solicitation remain the same as set forth in the confidential offering memorandum and consent solicitation dated as of April 25, 2012, as supplemented by the supplement dated as of May 7, 2012 and the related consent and letter of transmittal (collectively, the “Old Subordinated Notes Exchange Offer Documents”).

Results of Exchange Offer and Consent Solicitation for Senior Secured Floating Rate Notes due 2014

On May 9, 2012, Verso also announced the completion of the Issuers’ previously announced offer (the “Old Secured Floating Rate Notes Exchange Offer/Consent Solicitation”) to exchange New Notes for any and all of the Issuers’ outstanding senior secured floating rate notes due 2014 (the “Old Secured Floating Rate Notes”). The Issuers received tenders from holders of $166,906,000 aggregate principal amount of Old Secured Floating Rate Notes as of 11:59 p.m., New York City time, on May 8, 2012 (the “Old Secured Floating Rate Notes Expiration Date”). All validly tendered Old Secured Floating Rate Notes have been accepted for exchange. These tenders of the Old Secured Floating Rate Notes represent in the aggregate approximately 92.60% of the outstanding Old Secured Floating Rate Notes.

Each holder who tendered its Old Secured Floating Rate Notes prior to the Old Secured Floating Rate Notes Expiration Date will receive total consideration of $1,000 principal amount of New Notes and a cash payment of $30 in exchange for each $1,000 principal amount of Old Secured Floating Rate Notes. The Issuers expect to issue, in aggregate, approximately $166,906,000 principal amount of New Notes in exchange for accepted Old Secured Floating Rate Notes.

In addition, the Issuers announced that they received the requisite consents for the proposed amendments to the Indenture, dated as of August 1, 2006, by and among the Issuers, the guarantors named therein, and Wilmington Trust Company, as trustee, pursuant to which the Old Secured Floating Rate Notes were issued (the “2014 Indenture”), which (i) eliminate or waive substantially all of the restrictive covenants contained in the 2014 Indenture and the Old Secured Floating Rate Notes, (ii) eliminate certain events of default, (iii) modify covenants regarding mergers and consolidations, and (iv) modify or eliminate certain other provisions, including, in some cases, certain provisions relating to defeasance, contained in the 2014 Indenture and the Old Secured Floating Rate Notes. The Issuers also announced that they received the requisite consents to authorize release of the liens and security interests in the collateral securing the Old Secured Floating Rate Notes as contemplated by the 2014 Indenture. The Issuers, the guarantors and the trustee have executed a supplemental indenture, dated as of May 8, 2012, which gives effect to these proposed amendments and the collateral release and will become operative upon settlement of the Old Secured Floating Rate Notes Exchange Offer/Consent Solicitation. As such, consents previously delivered and not withdrawn in connection with the Old Secured Floating Rate Notes Exchange Offer/Consent Solicitation may no longer be withdrawn.

The complete terms and conditions of the Old Secured Floating Rate Notes Exchange Offer/Consent Solicitation are as set forth in the Issuers’ confidential offering memorandum and consent solicitation statement dated as of March 28, 2012, as supplemented by the supplements dated as of April 25, 2012 and May 7, 2012, and the related consent and letter of transmittal (collectively, the “Old Secured Floating Rate Notes Exchange Offer Documents”) and in Verso’s news release issued on April 11, 2012.

For additional information concerning the foregoing, copies of the supplemental indenture to the 2014 Indenture, the supplemental indenture to the 2006 Indenture and the news release dated May 9, 2012, are attached hereto as Exhibits 4.1, 4.2 and 99.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Third Supplemental Indenture dated as of May 8, 2012, by and among the Issuer, the guarantors party thereto and the trustee, to the Indenture, dated as of August 1, 2006, by and among the Issuers, the guarantors named therein, and Wilmington Trust Company, as trustee, pursuant to which the second priority floating rate notes due 2014 were issued.

4.2	Third Supplemental Indenture dated as of May 8, 2012, by and among the Issuer, the guarantors party thereto and the trustee, to the Indenture, dated as of August 1, 2006, by and among the Issuers, the guarantors named therein, and Wilmington Trust Company, as trustee, pursuant to which the 11 3/8% senior subordinated notes due 2016 were issued.

99.1	News release issued by Verso Paper Corp. on May 9, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2012

VERSO PAPER CORP.

	By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

VERSO PAPER HOLDINGS LLC

	By:	/s/ Robert P. Mundy
Robert P. Mundy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Third Supplemental Indenture dated as of May 8, 2012, by and among the Issuer, the guarantors party thereto and the trustee, to the Indenture, dated as of August 1, 2006, by and among the Issuers, the guarantors named therein, and Wilmington Trust Company, as trustee, pursuant to which the second priority floating rate notes due 2014 were issued.

4.2	Third Supplemental Indenture dated as of May 8, 2012, by and among the Issuer, the guarantors party thereto and the trustee, to the Indenture, dated as of August 1, 2006, by and among the Issuers, the guarantors named therein, and Wilmington Trust Company, as trustee, pursuant to which the 11 3/8% senior subordinated notes due 2016 were issued.

99.1	News release issued by Verso Paper Corp. on May 9, 2012.